Exhibit 99.1

                           SUPPLEMENTAL FINANCIAL DATA

                     Source: CIT Investor Relations Website

--------------------------------------------------------------------------------
The data provided herein has not been examined by independent accountants and is not presented in accordance with generally accepted accounting principles ("GAAP"). As such, the data will vary from comparable data reported in CIT's Forms 10-K & 10Q. Modifications include, but are not limited to, the following:

o The reclassification of certain prior period data to conform to the current period presentation.

o The exclusion of the results of Tyco Capital Holding, Inc. ("TCH"), which was merged into CIT Group Inc. (Nevada) prior to the initial public offering ("IPO") on July 8, 2002. TCH does not impact the Company's financial results for the period(s) subsequent to the IPO date.

Please refer to the Company's SEC filings on Forms 10-K and 10-Q for consolidated financial results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

Balance Sheet Data
(dollars in millions)

                                                   9/30/03      6/30/03      3/31/03     12/31/02      9/30/02      6/30/02
Assets
    Finance Receivables                           $30,342.6    $28,413.6    $28,654.6    $27,621.3    $28,459.0    $27,925.4
    Reserve for Credit Losses                        (752.5)      (754.9)      (757.0)      (760.8)      (777.8)      (808.9)
                                                  ----------------------------------------------------------------------------
    Net Finance Receivables                        29,590.1     27,658.7     27,897.6     26,860.5     27,681.2     27,116.5
    Operating Lease Equipment, Net                  7,485.3      7,560.0      6,831.4      6,704.6      6,567.4      6,689.7
    Finance Receivables Held for Sale               1,017.9      1,210.0      1,273.0      1,213.4      1,019.5        730.8
    Interest in Trade Receivables, Net                   --           --           --           --           --           --
    Cash & Equivalents                              2,269.0      1,423.3      2,025.4      2,036.6      2,274.4      2,080.6
    Goodwill, Net                                     388.7        389.8        384.4        384.4        384.4        384.4
    Receivable from Tyco Affiliates                      --           --           --           --           --           --
    Other Assets                                    4,749.6      4,942.9      4,837.4      4,732.9      4,783.6      4,334.7
                                                  ----------------------------------------------------------------------------
    Total Assets                                  $45,500.6    $43,184.7    $43,249.2    $41,932.4    $42,710.5    $41,336.7
                                                  ============================================================================
Liabilities
    Commercial Paper                              $ 4,935.8    $ 4,576.7    $ 4,490.5    $ 4,974.6    $ 4,654.2    $    34.0
    Bank Credit Facilities - Variable Rate               --           --      1,300.0      2,118.0      4,037.4      8,534.2
    Senior Notes - Variable Rate                    7,430.0      6,637.3      6,609.2      4,906.9      5,379.0      7,172.7
    Senior Notes - Fixed Rate                      21,390.4     21,216.8     20,152.1     19,681.8     18,385.4     16,882.2
    Subordinated Notes - Fixed Rate                      --           --           --           --           --           --
    Preferred Capital Securities                      255.9           --           --           --           --           --
                                                  ----------------------------------------------------------------------------
    Total Debt                                     34,012.1     32,430.8     32,551.8     31,681.3     32,456.0     32,623.1
    Notes and Payables to Tyco Affiliates                --           --           --           --           --           --
    Credit Balance of Factoring Clients             3,103.0      2,471.6      2,437.9      2,270.0      2,513.8      1,980.0
    Accrued Liabilities & Payables                  3,164.7      2,968.4      3,006.1      2,853.2      2,725.2      1,961.2
                                                  ----------------------------------------------------------------------------
    Total Liabilities                              40,279.8     37,870.8     37,995.8     36,804.5     37,695.0     36,564.3
                                                  ----------------------------------------------------------------------------
Preferred Capital Securities                             --        256.4        256.8        257.2        257.7        258.1
Minority Interest                                      39.9           --           --           --           --           --

Stockholders' Equity
    Common Stock                                        2.1          2.1          2.1          2.1          2.1           --
    Paid-in Capital                                10,679.1     10,677.7     10,677.0     10,676.2     10,674.8           --
    Contributed Capital                                  --           --           --           --           --     10,422.4
    Accumulated (Deficit) Earnings                 (5,271.5)    (5,393.8)    (5,505.3)    (5,606.9)    (5,722.8)    (5,857.5)
    Accumulated Other Comprehensive (Loss)/Inc       (227.6)      (228.5)      (177.2)      (200.7)      (196.3)       (50.6)
    Treasury Stock, at Cost                            (1.2)          --           --           --           --           --
                                                  ----------------------------------------------------------------------------
    Total Stockholders' Equity                      5,180.9      5,057.5      4,996.6      4,870.7      4,757.8      4,514.3
                                                  ----------------------------------------------------------------------------
    Total Liabilities and Stockholders' Equity    $45,500.6    $43,184.7    $43,249.2    $41,932.4    $42,710.5    $41,336.7
                                                  ============================================================================


                                                   3/31/02      12/31/01     9/30/01      6/30/01      3/31/01      12/31/00
Assets
    Finance Receivables                           $26,297.7    $29,199.5    $30,791.3    $30,865.7    $33,300.7    $33,497.5
    Reserve for Credit Losses                        (554.9)      (472.1)      (471.7)      (463.8)      (462.0)      (468.5)
                                                  ---------------------------------------------------------------------------
    Net Finance Receivables                        25,742.8     28,727.4     30,319.6     30,401.9     32,838.7     33,029.0
    Operating Lease Equipment, Net                  6,604.0      5,639.8      5,649.9      7,182.4      7,186.7      7,190.6
    Finance Receivables Held for Sale                 645.2      1,510.3      2,014.9      2,073.9      2,624.8      2,698.4
    Interest in Trade Receivables, Net              2,510.9           --           --           --           --           --
    Cash & Equivalents                              2,257.8      1,017.6        728.7        900.2        740.0        812.1
    Goodwill, Net                                   2,383.4      6,857.1      6,569.5      6,101.7      1,942.1      1,964.6
    Receivable from Tyco Affiliates                      --      1,588.1      1,640.9           --           --           --
    Other Assets                                    4,239.4      3,689.8      3,758.2      4,932.8      3,053.1      2,995.1
                                                  ---------------------------------------------------------------------------
    Total Assets                                  $44,383.5    $49,030.1    $50,681.7    $51,592.9    $48,385.4    $48,689.8
                                                  ===========================================================================
Liabilities
    Commercial Paper                              $   709.9    $ 7,789.7    $ 8,621.5    $ 9,155.8    $ 9,662.9    $ 9,063.5
    Bank Credit Facilities - Variable Rate          8,518.4           --           --           --           --           --
    Senior Notes - Variable Rate                    8,700.5      9,237.2      9,614.6      9,856.3     10,798.3     11,130.5
    Senior Notes - Fixed Rate                      15,806.1     16,702.7     17,065.5     17,646.6     17,157.0     17,571.1
    Subordinated Notes - Fixed Rate                      --           --        100.0        100.0        100.0        200.0
    Preferred Capital Securities                         --           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
    Total Debt                                     33,734.9     33,729.6     35,401.6     36,758.7     37,718.2     37,965.1
    Notes and Payables to Tyco Affiliates                --           --           --           --           --           --
    Credit Balance of Factoring Clients             1,543.5      2,184.2      2,392.9      1,945.3      2,131.4      2,179.9
    Accrued Liabilities & Payables                  2,346.5      2,005.0      2,029.2      2,403.3      2,315.2      2,287.6
                                                  ---------------------------------------------------------------------------
    Total Liabilities                              37,624.9     37,918.8     39,823.7     41,107.3     42,164.8     42,432.6
                                                  ---------------------------------------------------------------------------
Preferred Capital Securities                          258.6        259.0        260.0        260.0        250.0        250.0
Minority Interest                                        --           --           --           --           --           --

Stockholders' Equity
    Common Stock                                         --           --           --           --          2.7          2.7
    Paid-in Capital                                      --           --           --           --      3,535.9      3,527.2
    Contributed Capital                            10,422.4     10,441.9     10,441.9     10,159.7           --           --
    Accumulated (Deficit) Earnings                 (3,864.0)       491.5        252.4         71.2      2,736.9      2,603.3
    Accumulated Other Comprehensive (Loss)/Inc        (58.4)       (81.1)       (96.3)        (5.3)      (171.8)        11.7
    Treasury Stock, at Cost                              --           --           --           --       (133.1)      (137.7)
                                                  ---------------------------------------------------------------------------
    Total Stockholders' Equity                      6,500.0     10,852.3     10,598.0     10,225.6      5,970.6      6,007.2
                                                  ---------------------------------------------------------------------------
    Total Liabilities and Stockholders' Equity    $44,383.5    $49,030.1    $50,681.7    $51,592.9    $48,385.4    $48,689.8
                                                  ===========================================================================

Income Statement
(dollars in millions)

                                                   9/30/03      6/30/03      3/31/03      12/31/02     9/30/02      6/30/02
                                                  -----------------------------------------------------------------------------
Finance Income                                    $   921.2    $   943.2    $   939.2    $   971.7    $ 1,015.2    $ 1,021.9
Interest Expense                                      326.5        331.1        346.7        340.0        347.8        370.2
                                                  -----------------------------------------------------------------------------
Net Finance Income                                    594.7        612.1        592.5        631.7        667.4        651.7
Depreciation on Lease Equipment                       252.4        272.9        278.8        277.3        296.6        295.7
                                                  -----------------------------------------------------------------------------
Net Finance Margin                                    342.3        339.2        313.7        354.4        370.8        356.0
Provision for Credit Losses                            82.9        100.6        103.0        133.4        122.7        357.7
                                                  -----------------------------------------------------------------------------
Net Finance Margin after Provision                    259.4        238.6        210.7        221.0        248.1         (1.7)
Other Revenue(1)                                      220.7        217.6        235.5        257.1        209.0        246.1
                                                  -----------------------------------------------------------------------------
Operating Margin                                      480.1        456.2        446.2        478.1        457.1        244.4
                                                  -----------------------------------------------------------------------------
Salaries & General Operating Expenses                 237.5        227.2        233.6        242.1        235.6        230.4
Goodwill Impairment                                      --           --           --           --           --      1,999.0
Goodwill Amortization                                    --           --           --           --           --           --
Acquisition Related Costs                                --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
Operating Expenses                                    237.5        227.2        233.6        242.1        235.6      2,229.4
                                                  -----------------------------------------------------------------------------
Income (Loss) Before Income Taxes                     242.6        229.0        212.6        236.0        221.5     (1,985.0)
Provision for Income Taxes                             94.6         89.3         82.9         92.0         84.1          5.8
Minority Interest                                       0.2          0.1           --           --           --           --
Dividends on Preferred Capital
  Securities, After Tax(2)                               --          2.7          2.7          2.7          2.7          2.7
                                                  -----------------------------------------------------------------------------
Net Income (Loss)(3)                              $   147.8    $   136.9    $   127.0    $   141.3    $   134.7    $(1,993.5)
                                                  =============================================================================
(1)  Other Revenue
     Fees and Other Income                        $   151.5    $   134.6    $   144.7    $   169.2    $   165.7    $   144.4
     Factoring Commissions                             47.6         44.8         46.9         55.1         47.7         42.0
     Gains on Securitization                           18.3         33.8         30.7         30.5         29.2         57.1
     Gains on Sales of Leasing Equipment               14.6         16.5         17.6          8.7          2.6          4.0
     Gains (Losses) on Venture Capital
       Investments                                    (11.3)       (12.1)        (4.4)        (6.4)       (36.2)        (1.4)
     Special Charges                                     --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
     Total Other Revenue                          $   220.7    $   217.6    $   235.5    $   257.1    $   209.0    $   246.1
                                                  =============================================================================

(2)  Included in interest expense due to the adoption of SFAS 150 during the quarter ending September 30, 2003

(3)  Net Income (Loss) by Segment
     Specialty Finance                            $    71.6    $    63.0    $    52.2    $    73.7    $    68.8    $    83.8
     Equipment Finance                                  9.0          7.9         10.7         13.5          7.6         31.7
     Capital Finance                                   12.3          9.1          7.7         22.7         20.4         22.8
     Commercial Finance                                53.8         55.6         54.1         63.4         51.3         46.0
     Structured Finance                                17.1         14.7         12.2         13.9         16.4         15.3
                                                  -----------------------------------------------------------------------------
       Total Segments                                 163.8        150.3        136.9        187.2        164.5        199.6
     Corporate, including certain charges             (16.0)       (13.4)        (9.9)       (45.9)       (29.8)    (2,193.1)
                                                  -----------------------------------------------------------------------------
       Total Net Income                           $   147.8    $   136.9    $   127.0    $   141.3    $   134.7    $(1,993.5)
                                                  =============================================================================
Adjusted Net Income (Loss):
     Net Income (Loss) as Reported                $   147.8    $   136.9    $   127.0    $   141.3    $   134.7    $(1,993.5)
     Adjustments:
       Goodwill impairment                               --           --           --           --           --      1,999.0
       Goodwill Amortization                             --           --           --           --           --           --
       Reserving Actions & Other Charges                 --           --           --           --           --        161.2
                                                  -----------------------------------------------------------------------------
     Adjusted Net Income (Loss)                   $   147.8    $   136.9    $   127.0    $   141.3    $   134.7    $   166.7
                                                  =============================================================================


                                                   3/31/02      12/31/01     9/30/01      6/30/01      3/31/01      12/31/00
                                                  --------------------------------------------------------------------------
Finance Income                                    $ 1,106.7    $ 1,083.8    $ 1,258.6    $ 1,339.9    $ 1,376.8    $ 1,391.2
Interest Expense                                      348.3        349.1        435.3        558.8        625.7        652.2
                                                  --------------------------------------------------------------------------
Net Finance Income                                    758.4        734.7        823.3        781.1        751.1        739.0
Depreciation on Lease Equipment                       310.2        270.2        338.6        351.7        346.4        348.4
                                                  --------------------------------------------------------------------------
Net Finance Margin                                    448.2        464.5        484.7        429.4        404.7        390.6
Provision for Credit Losses                           195.0        106.0         97.5        166.7         68.3         63.8
                                                  --------------------------------------------------------------------------
Net Finance Margin after Provision                    253.2        358.5        387.2        262.7        336.4        326.8
Other Revenue(1)                                      232.1        241.2        239.2        121.8        211.6        217.3
                                                  --------------------------------------------------------------------------
Operating Margin                                      485.3        599.7        626.4        384.5        548.0        544.1
                                                  --------------------------------------------------------------------------
Salaries & General Operating Expenses                 226.9        210.3        255.9        265.5        263.5        259.3
Goodwill Impairment                                 4,512.7           --           --           --           --           --
Goodwill Amortization                                    --           --         45.4         29.7         22.5         22.5
Acquisition Related Costs                                --           --           --         54.0           --           --
                                                  --------------------------------------------------------------------------
Operating Expenses                                  4,739.6        210.3        301.3        349.2        286.0        281.8
                                                  --------------------------------------------------------------------------
Income (Loss) Before Income Taxes                  (4,254.3)       389.4        325.1         35.3        262.0        262.3
Provision for Income Taxes                             98.4        148.0        140.8         39.9         98.9         99.2
Minority Interest                                        --           --           --           --           --           --
Dividends on Preferred Capital
  Securities, After Tax(2)                              2.7          2.3          3.0          3.0          3.0          3.0
                                                  --------------------------------------------------------------------------
Net Income (Loss)(3)                              $(4,355.4)   $   239.1    $   181.3    $    (7.6)   $   160.1    $   160.1
                                                  ===========================================================================
(1)  Other Revenue
     Fees and Other Income                        $   160.9    $   170.0    $   163.3    $   117.3    $   106.6    $   111.6
     Factoring Commissions                             37.5         38.3         39.9         35.3         36.7         38.8
     Gains on Securitization                           34.7         28.0         25.6         34.7         37.4         40.6
     Gains on Sales of Leasing Equipment                4.3          2.3         11.1         10.8         26.0         32.4
     Gains (Losses) on Venture Capital
       Investments                                     (5.3)         2.6         (0.7)         1.8          4.9         (6.1)
     Special Charges                                     --           --           --        (78.1)          --           --
                                                  --------------------------------------------------------------------------
     Total Other Revenue                          $   232.1    $   241.2    $   239.2    $   121.8    $   211.6    $   217.3
                                                  ===========================================================================

(2)  Included in interest expense due to the adoption of SFAS 150 during the quarter ending September 30, 2003

(3)  Net Income (Loss) by Segment
     Specialty Finance                            $   100.0    $    95.6    $    66.2    $    78.2    $    57.5    $    60.3
     Equipment Finance                                 40.4         41.3         46.9         23.9         53.5         61.3
     Capital Finance                                   22.2         26.0         14.1         25.7         26.5         26.1
     Commercial Finance                                46.2         51.8         42.3         44.7         43.1         44.0
     Structured Finance                                16.4         12.9        (20.2)        24.4         11.4         12.0
                                                  --------------------------------------------------------------------------
       Total Segments                                 225.2        227.6        149.3        196.9        192.0        203.7
     Corporate, including certain charges          (4,580.6)        11.5         32.0       (204.5)       (31.9)       (43.6)
                                                  --------------------------------------------------------------------------
       Total Net Income                           $(4,355.4)   $   239.1    $   181.3    $    (7.6)   $   160.1    $   160.1
                                                  ===========================================================================
Adjusted Net Income (Loss):
     Net Income (Loss) as Reported                $(4,355.4)   $   239.1    $   181.3    $    (7.6)   $   160.1    $   160.1
     Adjustments:
       Goodwill impairment                          4,512.7           --           --           --           --           --
       Goodwill Amortization                             --           --         45.4         27.2         19.9         19.9
       Reserving Actions & Other Charges               58.9           --           --        158.0           --           --
                                                  --------------------------------------------------------------------------
     Adjusted Net Income (Loss)                   $   216.2    $   239.1    $   226.7    $   177.6    $   180.0    $   180.0
                                                  ===========================================================================

     Reserving Actions & Other Charges (Pre-Tax)
     6/30/02 - $260 million Reserve (Telecomm $200 million, Argentina $40 million, General Reserve $20 million)
     3/31/02 - $ 95 million Reserve (Argentina $95 million)
     6/30/01 - $222 million Charges (Underperforming Assets $90 million, Equity Investments $78 million, Tyco Acq Costs $54 million)

Managed Asset Composition
(dollars in millions)

                                                   9/30/03      6/30/03      3/31/03      12/31/02     9/30/02      6/30/02
                                                  -----------------------------------------------------------------------------
Specialty Finance Segment
  Commercial
       Finance Receivables (1)                    $ 6,839.1    $ 6,975.4    $ 7,201.5    $ 5,958.1    $ 6,091.5    $ 6,154.7
       Operating Lease Equipment, Net               1,043.4      1,171.2      1,227.6      1,257.3      1,353.2      1,546.9
       Finance Receivables Held for Sale              754.5        622.6        899.6        764.3        528.7        216.9
                                                  -----------------------------------------------------------------------------
       Portfolio Assets                             8,637.0      8,769.2      9,328.7      7,979.7      7,973.4      7,918.5
       Finance Receivables Securitized
         & Managed                                  3,876.8      3,473.9      3,191.7      3,377.4      3,703.1      4,145.9
                                                  -----------------------------------------------------------------------------
       Managed Assets                              12,513.8     12,243.1     12,520.4     11,357.1     11,676.5     12,064.4
                                                  -----------------------------------------------------------------------------
  Consumer
       Finance Receivables - Home Equity            2,443.1      1,502.1      1,391.3        962.7        934.2        856.0
       Finance Receivables - Other                    896.8        934.5        995.8      1,044.4        831.8        838.7
       Finance Receivables Held for Sale              150.0        395.0        210.0        330.0        380.0        396.5
                                                  -----------------------------------------------------------------------------
       Portfolio Assets                             3,489.9      2,831.6      2,597.1      2,337.1      2,146.0      2,091.2
       Finance Receivables Securitized
         & Managed - Home Equity                    2,064.9      2,276.7      2,358.6      2,213.6      2,115.9      2,035.9
       Finance Receivables Securitized
         & Managed - Other                            694.8        786.0        860.2        955.2      1,031.6      1,127.9
                                                  -----------------------------------------------------------------------------
       Managed Assets                               6,249.6      5,894.3      5,815.9      5,505.9      5,293.5      5,255.0
                                                  -----------------------------------------------------------------------------
Equipment Finance Segment
  Finance Receivables (1)                           6,157.5      6,014.6      6,237.4      7,357.8      7,522.2      7,770.8
  Operating Lease Equipment, Net                      461.7        504.0        527.4        668.3        765.8        818.6
  Finance Receivables Held for Sale                   113.4        192.4        163.4        119.1        110.8        117.4
                                                  -----------------------------------------------------------------------------
  Portfolio Assets                                  6,732.6      6,711.0      6,928.2      8,145.2      8,398.8      8,706.8
  Finance Receivables Securitized & Managed         3,504.5      3,819.9      3,977.2      3,936.2      4,384.1      4,658.2
                                                  -----------------------------------------------------------------------------
  Managed Assets                                   10,237.1     10,530.9     10,905.4     12,081.4     12,782.9     13,365.0
                                                  -----------------------------------------------------------------------------
Capital Finance Segment
  Finance Receivables                               1,208.9      1,185.2      1,223.7      1,335.8      1,479.5      1,530.2
  Operating Lease Equipment, Net                    5,859.4      5,783.2      4,973.0      4,719.9      4,388.9      4,262.4
  Finance Receivables Held for Sale                      --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
  Portfolio Assets                                  7,068.3      6,968.4      6,196.7      6,055.7      5,868.4      5,792.6
  Finance Receivables Securitized & Managed              --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
  Managed Assets                                    7,068.3      6,968.4      6,196.7      6,055.7      5,868.4      5,792.6
                                                  -----------------------------------------------------------------------------
Commercial Finance Segment
  Commercial Services
       Finance Receivables                          5,697.8      4,766.3      4,726.1      4,392.5      5,040.4      4,536.4
       Finance Receivables Securitized
         and Managed                                     --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
       Managed Assets                               5,697.8      4,766.3      4,726.1      4,392.5      5,040.4      4,536.4
                                                  -----------------------------------------------------------------------------
  Business Credit
       Finance Receivables                          4,173.3      4,147.1      3,956.6      3,649.1      3,869.8      3,644.1
       Finance Receivables Securitized
         & Managed                                       --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
       Managed Assets                               4,173.3      4,147.1      3,956.6      3,649.1      3,869.8      3,644.1
                                                  -----------------------------------------------------------------------------
Structured Finance Segment
  Finance Receivables                               2,926.1      2,888.4      2,922.2      2,920.9      2,689.6      2,594.5
  Operating Lease Equipment, Net                      120.8        101.6        103.4         59.1         59.5         61.8
  Finance Receivables Held for Sale                      --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
  Portfolio Assets                                  3,046.9      2,990.0      3,025.6      2,980.0      2,749.1      2,656.3
  Finance Receivables Securitized & Managed              --           --           --           --           --           --
                                                  -----------------------------------------------------------------------------
  Managed Assets                                    3,046.9      2,990.0      3,025.6      2,980.0      2,749.1      2,656.3
                                                  -----------------------------------------------------------------------------
Corporate - Equity Investments                        313.9        325.4        334.3        335.4        341.7        362.5
                                                  -----------------------------------------------------------------------------
Total
  Finance Receivables                             $30,342.6    $28,413.6    $28,654.6    $27,621.3    $28,459.0    $27,925.4
  Operating Lease Equipment, Net                    7,485.3      7,560.0      6,831.4      6,704.6      6,567.4      6,689.7
  Finance Receivables Held For Sale                 1,017.9      1,210.0      1,273.0      1,213.4      1,019.5        730.8
  Equity Investments (Included in Other Assets)       313.9        325.4        334.3        335.4        341.7        362.5
                                                  -----------------------------------------------------------------------------
  Portfolio Assets                                 39,159.7     37,509.0     37,093.3     35,874.7     36,387.6     35,708.4
  Finance Receivables Securitized & Managed        10,141.0     10,356.5     10,387.7     10,482.4     11,234.7     11,967.9
                                                  -----------------------------------------------------------------------------
        Managed Assets                            $49,300.7    $47,865.5    $47,481.0    $46,357.1    $47,622.3    $47,676.3
                                                  =============================================================================
                                                   3/31/02      12/31/01      9/30/01      6/30/01      3/31/01     12/31/00
                                                  ---------------------------------------------------------------------------
Specialty Finance Segment
  Commercial
       Finance Receivables (1)                    $ 6,288.6    $ 5,485.7    $ 5,553.6    $ 6,370.2    $ 7,014.6    $ 6,028.7
       Operating Lease Equipment, Net               1,717.4      1,313.8      1,167.7      1,915.9      1,978.9      1,256.5
       Finance Receivables Held for Sale              513.2        319.3        258.4        320.3        822.2        835.9
                                                  ---------------------------------------------------------------------------
       Portfolio Assets                             8,519.2      7,118.8      6,979.7      8,606.4      9,815.7      8,121.1
       Finance Receivables Securitized
         & Managed                                  4,167.4      4,337.4      4,023.2      4,192.2      4,023.3      2,688.7
                                                  ---------------------------------------------------------------------------
       Managed Assets                              12,686.6     11,456.2     11,002.9     12,798.6     13,839.0     10,809.8
                                                  ---------------------------------------------------------------------------
  Consumer
       Finance Receivables - Home Equity            1,553.4      2,640.1      2,410.2      2,245.5      2,229.4      2,201.0
       Finance Receivables - Other                    864.9        475.3        663.5        535.2      1,969.1      1,992.5
       Finance Receivables Held for Sale                 --        660.5      1,129.7      1,023.3      1,127.8      1,006.5
                                                  ---------------------------------------------------------------------------
       Portfolio Assets                             2,418.3      3,775.9      4,203.4      3,804.0      5,326.3      5,200.0
       Finance Receivables Securitized
         & Managed - Home Equity                    1,619.9        230.8        252.2        276.1        307.2        327.0
       Finance Receivables Securitized
         & Managed - Other                          1,216.5      1,309.6      1,407.7      1,498.5      1,627.5      1,713.4
                                                  ---------------------------------------------------------------------------
       Managed Assets                               5,254.7      5,316.3      5,863.3      5,578.6      7,261.0      7,240.4
                                                  ---------------------------------------------------------------------------
Equipment Finance Segment
  Finance Receivables (1)                           8,999.5      9,191.9      9,668.9     10,057.3     10,309.8     11,925.3
  Operating Lease Equipment, Net                      872.8        931.6      1,281.7      1,430.0      1,520.8      2,280.7
  Finance Receivables Held for Sale                   132.0        186.9        113.1        155.8         87.1        228.4
                                                  ---------------------------------------------------------------------------
  Portfolio Assets                                 10,004.3     10,310.4     11,063.7     11,643.1     11,917.7     14,434.4
  Finance Receivables Securitized & Managed         3,752.5      4,564.4      4,464.8      4,608.3      4,582.4      6,387.2
                                                  ---------------------------------------------------------------------------
  Managed Assets                                   13,756.8     14,874.8     15,528.5     16,251.4     16,500.1     20,821.6
                                                  ---------------------------------------------------------------------------
Capital Finance Segment
  Finance Receivables                               1,534.6      1,629.3      1,773.2      1,895.4      1,894.6      2,049.0
  Operating Lease Equipment, Net                    3,950.3      3,350.1      3,155.5      3,780.3      3,632.1      3,594.6
  Finance Receivables Held for Sale                      --           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
  Portfolio Assets                                  5,484.9      4,979.4      4,928.7      5,675.7      5,526.7      5,643.6
  Finance Receivables Securitized & Managed              --           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
  Managed Assets                                    5,484.9      4,979.4      4,928.7      5,675.7      5,526.7      5,643.6
                                                  ---------------------------------------------------------------------------
Commercial Finance Segment
  Commercial Services
       Finance Receivables                            756.1      4,300.8      5,099.4      4,182.3      4,434.3      4,277.9
       Finance Receivables Securitized
         and Managed                                3,432.4           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
       Managed Assets                               4,188.5      4,300.8      5,099.4      4,182.3      4,434.3      4,277.9
                                                  ---------------------------------------------------------------------------
  Business Credit
       Finance Receivables                          3,680.6      3,541.0      3,544.9      3,593.7      3,561.0      3,415.8
       Finance Receivables Securitized
         & Managed                                       --           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
       Managed Assets                               3,680.6      3,541.0      3,544.9      3,593.7      3,561.0      3,415.8
                                                  ---------------------------------------------------------------------------

Structured Finance Segment
  Finance Receivables                               2,620.0      1,935.4      2,167.5      2,040.7      1,919.3      1,719.7
  Operating Lease Equipment, Net                       63.5         44.3         45.0         56.2         54.9         58.8
  Finance Receivables Held for Sale                      --        343.6        513.7        574.5        587.7        627.6
                                                  ---------------------------------------------------------------------------
  Portfolio Assets                                  2,683.5      2,323.3      2,726.2      2,671.4      2,561.9      2,406.1
  Finance Receivables Securitized & Managed              --           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
  Managed Assets                                    2,683.5      2,323.3      2,726.2      2,671.4      2,561.9      2,406.1
                                                  ---------------------------------------------------------------------------

Corporate - Equity Investments                        352.2        338.2        342.2        336.2        309.4        285.8
                                                  ---------------------------------------------------------------------------
Total
  Finance Receivables                             $26,297.7    $29,199.5    $30,881.2    $30,920.3    $33,332.1    $33,609.9
  Operating Lease Equipment, Net                    6,604.0      5,639.8      5,649.9      7,182.4      7,186.7      7,190.6
  Finance Receivables Held For Sale                   645.2      1,510.3      2,014.9      2,073.9      2,624.8      2,698.4
  Equity Investments (Included in Other Assets)       352.2        338.2        342.2        336.2        309.4        285.8
                                                  ---------------------------------------------------------------------------
  Portfolio Assets                                 33,899.1     36,687.8     38,888.2     40,512.8     43,453.0     43,784.7
  Finance Receivables Securitized & Managed        14,188.7     10,442.2     10,147.9     10,575.1     10,540.4     11,116.3
                                                  ---------------------------------------------------------------------------
        Managed Assets                            $48,087.8    $47,130.0    $49,036.1    $51,087.9    $53,993.4    $54,901.0
                                                  ===========================================================================

(1) During the March 2003 quarter, certain owned finance receivables totaling $1,078.6 million at March 31, 2003 were transferred from Equipment Financing to Specialty Finance - commercial. Prior period data has not been conformed to present period presentation.

Credit Metrics *
(dollars in millions)

                                                                 9/30/03                    6/30/03                   3/31/03
                                                              $          %               $          %              $          %
                                                          ------------------         ------------------        ------------------
Credit Losses by Business Segment
  Specialty Finance - Commercial(1)                       $   25.6     1.47%         $   23.9     1.33%        $   31.0     1.73%
  Equipment Finance(1)                                        23.1     1.52%             38.6     2.51%            38.1     2.39%
  Capital Finance                                               --     0.00%               --     0.00%             1.8     0.55%
  Commercial Finance                                          19.7     0.84%             21.3     0.96%            16.6     0.80%
  Structured Finance                                           9.2     1.28%              8.6     1.18%            13.8     1.90%
                                                          --------                   --------                  --------
  Total Commercial                                            77.6     1.17%             92.4     1.40%           101.3     1.55%
  Specialty Finance - Consumer                                13.0     1.80%             16.0     2.62%            13.0     2.36%
                                                          --------                   --------                  --------
  Total                                                   $   90.6     1.23%         $  108.4     1.51%        $  114.3     1.61%
                                                          --------                   --------                  --------
Fin Rec Past Due 60 days or more - Owned
  Specialty Finance - Commercial(1)                       $  245.9     3.60%         $  249.6     3.58%        $  264.7     3.68%
  Equipment Finance(1)                                       206.3     3.35%            253.0     4.21%           292.5     4.69%
  Capital Finance                                             60.5     5.00%             99.2     8.37%            74.0     6.05%
  Commercial Finance                                         130.2     1.32%            130.5     1.46%           152.8     1.76%
  Structured Finance                                          82.8     2.83%             65.7     2.27%            55.2     1.89%
                                                          --------                   --------                  --------
  Total Commercial                                           725.7     2.69%            798.0     3.07%           839.2     3.19%
  Specialty Finance - Consumer                               137.7     4.12%            128.1     5.26%           132.0     5.53%
                                                          --------                   --------                  --------
  Total                                                   $  863.4     2.85%         $  926.1     3.26%        $  971.2     3.39%
                                                          --------                   --------                  --------
Non-Performing Assets - Owned
  Specialty Finance - Commercial(1)                       $  132.7     1.94%         $  140.0     2.01%        $  160.4     2.23%
  Equipment Finance(1)                                       283.7     4.61%            337.8     5.62%           338.5     5.43%
  Capital Finance                                             54.7     4.52%             83.1     7.01%            86.9     7.10%
  Commercial Finance                                         108.0     1.09%            107.4     1.20%           128.0     1.47%
  Structured Finance                                         141.6     4.84%            133.9     4.64%           143.4     4.91%
                                                          --------                   --------                  --------
  Total Commercial                                           720.7     2.67%            802.2     3.09%           857.2     3.26%
  Specialty Finance - Consumer                               146.1     4.37%            139.0     5.70%           149.2     6.25%
                                                          --------                   --------                  --------
  Total                                                   $  866.8     2.86%         $  941.2     3.31%        $1,006.4     3.51%
                                                          --------                   --------                  --------
Fin Rec Past Due 60 days or more - Managed
  Specialty Finance - Commercial(1)                       $  332.4     2.90%         $  318.5     2.88%        $  343.0     3.04%
  Equipment Finance(1)                                       332.7     3.40%            395.5     3.94%           466.7     4.50%
  Capital Finance                                             60.5     5.00%             99.2     8.37%            74.0     6.05%
  Commercial Finance                                         130.1     1.32%            130.5     1.46%           152.8     1.76%
  Structured Finance                                          82.8     2.83%             65.7     2.27%            55.2     1.89%
                                                          --------                   --------                  --------
  Total Commercial                                           938.5     2.66%          1,009.4     2.96%         1,091.7     3.16%
  Specialty Finance - Consumer                               283.9     4.54%            268.4     4.55%           269.6     4.64%
                                                          --------                   --------                  --------
  Total                                                   $1,222.4     2.95%         $1,277.8     3.20%        $1,361.3     3.38%
                                                          --------                   --------                  --------
                                                                12/31/02                  9/30/02                   6/30/02
                                                              $          %               $         %              $          %
                                                          ------------------        ------------------        ------------------
Credit Losses by Business Segment
  Specialty Finance - Commercial(1)                       $   23.2     1.55%        $   18.8     1.22%        $   21.2     1.36%
  Equipment Finance(1)                                        69.8     3.78%            70.7     3.71%            64.9     3.09%
  Capital Finance                                              1.3     0.37%             0.1     0.03%             0.0     0.00%
  Commercial Finance                                          33.5     1.92%            22.4     1.06%            29.0     1.61%
  Structured Finance                                          15.5     2.24%            18.4     2.78%             0.0     0.00%
                                                          --------                  --------                  --------
  Total Commercial                                           143.3     2.33%           130.4     1.98%           115.1     1.78%
  Specialty Finance - Consumer                                11.2     2.24%            10.6     2.17%            10.9     1.86%
                                                          --------                  --------                  --------
  Total                                                   $  154.5     2.32%        $  141.0     1.99%        $  126.0     1.79%
                                                          --------                  --------                  --------
Fin Rec Past Due 60 days or more - Owned
  Specialty Finance - Commercial(1)                       $  182.9     3.07%        $  215.4     3.54%        $  250.3     4.06%
  Equipment Finance(1)                                       359.3     4.88%           350.7     4.66%           370.5     4.77%
  Capital Finance                                             85.5     6.40%           101.5     6.86%            36.8     2.40%
  Commercial Finance                                         172.3     2.14%           209.4     2.35%           195.3     2.39%
  Structured Finance                                          67.6     2.31%            65.8     2.45%            44.9     1.73%
                                                          --------                  --------                  --------
  Total Commercial                                           867.6     3.39%           942.8     3.53%           897.8     3.42%
  Specialty Finance - Consumer                               133.7     6.66%           127.2     7.20%           132.4     7.81%
                                                          --------                  --------                  --------
  Total                                                   $1,001.3     3.63%        $1,070.0     3.76%        $1,030.2     3.69%
                                                          --------                  --------                  --------
Non-Performing Assets - Owned
  Specialty Finance - Commercial(1)                       $   98.2     1.65%        $  103.1     1.69%        $  125.7     2.04%
  Equipment Finance(1)                                       403.5     5.48%           470.0     6.25%           484.5     6.23%
  Capital Finance                                            154.9    11.60%            78.5     5.31%            25.5     1.67%
  Commercial Finance                                         136.2     1.69%           176.1     1.98%           143.2     1.75%
  Structured Finance                                         151.6     5.19%           172.2     6.40%           128.3     4.95%
                                                          --------                  --------                  --------
  Total Commercial                                           944.4     3.69%           999.9     3.75%           907.2     3.46%
  Specialty Finance - Consumer                               141.4     7.04%           139.9     7.92%           145.4     8.58%
                                                          --------                  --------                  --------
  Total                                                   $1,085.8     3.93%        $1,139.8     4.01%        $1,052.6     3.77%
                                                          --------                  --------                  --------
Fin Rec Past Due 60 days or more - Managed
  Specialty Finance - Commercial(1)                       $  265.1     2.62%        $  303.3     2.94%        $  331.7     3.15%
  Equipment Finance(1)                                       545.7     4.78%           609.1     5.07%           680.6     5.42%
  Capital Finance                                             85.5     6.40%           101.5     6.86%            36.8     2.40%
  Commercial Finance                                         172.3     2.14%           209.4     2.35%           195.3     2.39%
  Structured Finance                                          67.6     2.31%            65.8     2.45%            44.9     1.73%
                                                          --------                  --------                  --------
  Total Commercial                                         1,136.2     3.36%         1,289.1     3.64%         1,289.3     3.65%
  Specialty Finance - Consumer                               259.4     4.71%           249.5     4.71%           230.8     4.39%
                                                          --------                  --------                  --------
  Total                                                   $1,395.6     3.55%        $1,538.6     3.78%        $1,520.1     3.74%
                                                          --------                  --------                  --------
                                                               3/31/02                  12/31/01                   9/30/01
                                                              $          %              $          %              $          %
                                                          ------------------        ------------------        ------------------
Credit Losses by Business Segment
  Specialty Finance - Commercial(1)                       $   19.6     1.21%        $   11.7     0.84%        $   12.1     0.75%
  Equipment Finance(1)                                        61.1     2.65%            62.1     2.58%            33.9     1.35%
  Capital Finance                                              0.0     0.00%             0.0     0.00%             0.0     0.00%
  Commercial Finance                                          20.2     1.36%            16.6     0.80%            10.3     0.51%
  Structured Finance                                           0.1     0.01%             0.0     0.00%            (2.1)   -0.40%
                                                          --------                  --------                  --------
  Total Commercial                                           101.0     1.59%            90.4     1.32%            54.2     0.76%
  Specialty Finance - Consumer                                11.4     1.51%            13.4     1.70%            14.1     1.91%
                                                          --------                  --------                  --------
  Total                                                   $  112.4     1.58%        $  103.8     1.36%        $   68.3     0.87%
                                                          --------                  --------                  --------
Fin Rec Past Due 60 days or more - Owned
  Specialty Finance - Commercial(1)                       $  287.3     4.55%        $  213.8     3.90%        $  188.5     3.39%
  Equipment Finance(1)                                       410.9     4.57%           423.4     4.61%           416.2     4.30%
  Capital Finance                                             52.1     3.40%            48.4     2.97%            50.3     2.85%
  Commercial Finance                                         224.7     2.86%           197.7     2.52%           151.4     1.75%
  Structured Finance                                          39.0     1.49%            37.7     1.95%            38.3     1.83%
                                                          --------                  --------                  --------
  Total Commercial                                         1,014.0     3.71%           921.0     3.53%           844.7     3.05%
  Specialty Finance - Consumer                               144.1     5.96%           183.1     4.85%           188.2     4.48%
                                                          --------                  --------                  --------
  Total                                                   $1,158.1     3.90%        $1,104.1     3.78%        $1,032.9     3.35%
                                                          --------                  --------                  --------
Non-Performing Assets - Owned
  Specialty Finance - Commercial(1)                       $  140.1     2.22%        $  112.3     2.05%        $   87.0     1.57%
  Equipment Finance(1)                                       445.0     4.94%           397.0     4.32%           362.2     3.75%
  Capital Finance                                             27.3     1.78%            24.0     1.47%            95.1     5.40%
  Commercial Finance                                         138.5     1.76%           144.6     1.84%           105.6     1.22%
  Structured Finance                                          81.8     3.12%            92.2     4.76%           110.0     5.27%
                                                          --------                  --------                  --------
  Total Commercial                                           832.7     3.05%           770.1     2.95%           759.9     2.74%
  Specialty Finance - Consumer                               155.7     6.44%           170.3     4.51%           169.4     4.03%
                                                          --------                  --------                  --------
  Total                                                   $  988.4     3.32%        $  940.4     3.22%        $  929.3     3.02%
                                                          --------                  --------                  --------
Fin Rec Past Due 60 days or more - Managed
  Specialty Finance - Commercial(1)                       $  401.1     3.66%        $  339.7     3.35%        $  315.4     3.21%
  Equipment Finance(1)                                       726.4     5.64%           742.2     5.32%           760.2     5.34%
  Capital Finance                                             52.1     3.40%            48.4     2.97%            50.3     2.84%
  Commercial Finance                                         224.7     2.86%           197.7     2.52%           151.4     1.75%
  Structured Finance                                          39.0     1.49%            37.7     1.65%            38.3     1.43%
                                                          --------                  --------                  --------
  Total Commercial                                         1,443.3     4.02%         1,365.7     3.81%         1,315.6     3.54%
  Specialty Finance - Consumer                               237.0     4.51%           256.1     4.82%           253.2     4.32%
                                                          --------                  --------                  --------
  Total                                                   $1,680.3     4.09%        $1,621.8     3.47%        $1,568.8     3.22%
                                                          --------                  --------                  --------
                                                                6/30/01                  3/31/01                  12/31/00
                                                              $          %             $          %              $          %
                                                          ------------------       ------------------        ------------------
Credit Losses by Business Segment
  Specialty Finance - Commercial(1)                       $   30.9     1.80%       $   18.5     1.04%        $   11.0     0.72%
  Equipment Finance(1)                                        26.5     1.03%           22.0     0.83%            24.4     0.78%
  Capital Finance                                              0.3     0.07%            0.0     0.00%             0.0     0.00%
  Commercial Finance                                          21.7     1.10%            7.0     0.36%            11.4     0.56%
  Structured Finance                                          62.8    12.75%            4.1     0.89%             0.0     0.00%
                                                          --------                 --------                  --------
  Total Commercial                                           142.2     1.97%           51.6     0.71%            46.8     0.63%
  Specialty Finance - Consumer                                14.6     1.47%           15.1     1.42%            13.3     1.25%
                                                          --------                 --------                  --------
  Total                                                   $  156.8     1.91%       $   66.7     0.80%        $   60.1     0.70%
                                                          --------                 --------                  --------
Fin Rec Past Due 60 days or more - Owned
  Specialty Finance - Commercial(1)                       $  278.7     4.38%       $  283.1     4.04%        $  184.9     3.07%
  Equipment Finance(1)                                       392.7     3.90%          349.6     3.39%           379.5     3.18%
  Capital Finance                                             34.9     1.90%           27.5     1.48%            20.3     1.05%
  Commercial Finance                                         125.5     1.62%          105.0     1.31%           107.9     1.40%
  Structured Finance                                          91.0     4.46%          117.7     6.13%            96.2     5.59%
                                                          --------                 --------                  --------
  Total Commercial                                           922.8     3.29%          882.9     3.03%           788.8     2.69%
  Specialty Finance - Consumer                               165.9     5.97%          199.7     4.76%           211.1     5.03%
                                                          --------                 --------                  --------
  Total                                                   $1,088.7     3.53%       $1,082.6     3.25%        $  999.9     2.98%
                                                          --------                 --------                  --------
Non-Performing Assets - Owned
  Specialty Finance - Commercial(1)                       $  146.1     2.29%       $  163.6     2.33%        $   93.9     1.56%
  Equipment Finance(1)                                       329.2     3.27%          320.3     3.11%           345.4     2.90%
  Capital Finance                                             27.1     1.47%           28.9     1.55%             5.6     0.29%
  Commercial Finance                                          73.4     0.94%           67.9     0.85%            65.3     0.85%
  Structured Finance                                         109.0     5.34%          130.0     6.77%           118.6     6.90%
                                                          --------                 --------                  --------
  Total Commercial                                           684.8     2.44%          710.7     2.44%           628.8     2.15%
  Specialty Finance - Consumer                               165.2     5.94%          187.6     4.47%           199.3     4.75%
                                                          --------                 --------                  --------
  Total                                                   $  850.0     2.75%       $  898.3     2.70%        $  828.1     2.47%
                                                          --------                 --------                  --------
Fin Rec Past Due 60 days or more - Managed
  Specialty Finance - Commercial(1)                       $  390.2     3.59%       $  425.9     3.59%        $  424.3     4.44%
  Equipment Finance(1)                                       741.3     5.00%          703.1     4.69%           641.0     3.46%
  Capital Finance                                             34.9     1.84%           27.5     1.45%            20.3     0.99%
  Commercial Finance                                         125.5     1.61%          107.7     1.35%           113.3     1.47%
  Structured Finance                                          91.0     3.48%          117.7     4.69%            96.2     4.10%
                                                          --------                 --------                  --------
  Total Commercial                                         1,382.9     3.64%        1,381.9     3.52%         1,295.1     3.22%
  Specialty Finance - Consumer                               230.9     4.14%          263.5     3.63%           264.0     3.65%
                                                          --------                 --------                  --------
  Total                                                   $1,613.8     3.70%       $1,645.4     3.54%        $1,559.1     3.29%
                                                          --------                 --------                  --------

* Data as of or for the quarter ending, as applicable.

      (1) During the March 2003 quarter, certain portfolios were tranferred from Equipment Financing and Leasing to Specialty Finance - Commercial. Prior period balances have not been restated to reflect change.

Selected Data & Ratios *
(dollars in millions)

                                                   9/30/03      6/30/03      3/31/03     12/31/02      9/30/02      6/30/02
                                                  -----------------------------------------------------------------------------
Average Balances:
      Average Finance Receivables (AFR)           $29,431.3    $28,766.5    $28,328.8    $26,586.6    $28,325.8    $28,157.7
      Average Earning Assets (AEA)                 36,072.4     35,700.0     34,600.6     32,693.2     33,959.4     34,670.1
      Average Managed Assets (AMA)                 46,052.0     45,764.8     44,967.8     44,361.8     45,356.5     45,734.3
      Average Operating Leases (AOL)                7,458.9      7,304.2      6,712.6      6,605.0      6,615.0      6,657.1
      Average Tangible Common Equity (ATE)          4,834.6      4,731.6      4,632.7      4,532.5      4,383.9      4,167.8

Profitability
      Net Finance Margin as percentage of AEA          3.80%        3.80%        3.63%        4.34%        4.37%        4.11%
      Net Finance Margin after Provision
        as percentage of AEA                           2.88%        2.67%        2.44%        2.70%        2.92%       -0.02%
      Salaries & general operating expenses
        as percentage of AMA                           2.06%        1.99%        2.08%        2.18%        2.08%        2.02%
      Efficiency Ratio                                 42.2%        40.8%        42.5%        39.6%        40.6%        38.3%
      Return on Average Tangible
        Common Equity (ROTE)                           12.2%        11.6%        11.0%        12.5%        12.3%      -191.3%
      Return on Average Managed Assets (ROMA)          1.28%        1.20%        1.13%        1.27%        1.19%      -17.44%

      Return on AEA (by segment)
      Specialty Finance                                2.34%        2.07%        1.75%        2.86%        2.66%        3.12%
      Equipment Finance                                0.53%        0.46%        0.60%        0.65%        0.35%        1.35%
      Capital Finance                                  0.69%        0.54%        0.50%        1.50%        1.38%        1.59%
      Commercial Finance                               3.22%        3.44%        3.58%        5.18%        3.40%        3.20%
      Structured Finance                               2.29%        1.95%        1.63%        1.97%        2.42%        2.31%
                                                  -----------------------------------------------------------------------------
      Total Segments                                   1.83%        1.70%        1.60%        2.32%        1.96%        2.33%
      Corporate, including certain charges            -0.19%       -0.17%       -0.13%       -0.59%       -0.37%      -25.33%
                                                  -----------------------------------------------------------------------------
      Total                                            1.64%        1.53%        1.47%        1.73%        1.59%      -23.00%
                                                  -----------------------------------------------------------------------------
Capital & Leverage
      Tangible Equity to Managed Assets(1)            10.44%       10.53%       10.42%       10.44%        9.93%        9.25%
      Debt (net of overnight deposits)
        to Tangible Equity(1)                          6.22x        6.28x        6.29x        6.22x        6.54x        7.07x

      Number of Shares - Basic                      211,735      211,590      211,573      211,573      211,573
      Number of Shares - Dilluted                   213,529      212,066      211,899      211,826      211,695

Securitization Volume
      Commercial - Vendor                         $   936.0    $ 1,201.0    $   409.3    $   590.6    $   410.5    $   782.4
      Commercial - Equipment                          381.5        329.4        461.0        310.6        305.5      1,170.4
      Consumer                                           --        122.1        367.1        288.1        264.0        785.9
                                                  -----------------------------------------------------------------------------
      Total                                       $ 1,317.5    $ 1,652.5    $ 1,237.4    $ 1,189.3    $   980.0    $ 2,738.7
                                                  -----------------------------------------------------------------------------
                                                   3/31/02      12/31/01     9/30/01      6/30/01       3/31/01     12/31/00
                                                  ---------------------------------------------------------------------------
Average Balances:
      Average Finance Receivables (AFR)           $28,487.3    $30,562.5    $31,353.7    $32,767.2    $33,395.4    $34,245.7
      Average Earning Assets (AEA)                 36,006.6     35,695.0     38,735.7     41,014.8     41,635.3     41,669.0
      Average Managed Assets (AMA)                 46,896.5     45,769.9     48,888.0     50,927.3     51,961.8     52,628.7
      Average Operating Leases (AOL)                6,544.7      5,644.9      7,031.2      7,196.7      7,150.8      7,048.2
      Average Tangible Common Equity (ATE)          4,085.1      4,112.9      4,184.0      4,164.8      4,102.4      3,930.2

Profitability
      Net Finance Margin as percentage of AEA          4.98%        5.21%        5.01%        4.19%        3.89%        3.75%
      Net Finance Margin after Provision
        as percentage of AEA                           2.81%        4.02%        4.00%        2.56%        3.23%        3.14%
      Salaries & general operating expenses
        as percentage of AMA                           1.93%        1.84%        2.09%        2.09%        2.03%        1.97%
      Efficiency Ratio                                 33.4%        29.8%        35.4%        48.2%        43.1%        42.7%
      Return on Average Tangible
        Common Equity (ROTE)                         -426.5%        23.3%        17.3%        -0.7%        15.6%        16.3%
      Return on Average Managed Assets (ROMA)        -37.15%        2.09%        1.48%       -0.06%        1.23%        1.22%

      Return on AEA (by segment)
      Specialty Finance                                3.20%        2.96%        2.07%        2.10%        1.49%        1.82%
      Equipment Finance                                1.56%        1.35%        1.62%        0.80%        1.75%        1.64%
      Capital Finance                                  1.64%        1.96%        1.02%        1.83%        1.89%        1.90%
      Commercial Finance                               3.72%        3.48%        2.93%        3.12%        3.05%        3.14%
      Structured Finance                               2.53%        2.62%       -2.98%        3.80%        1.84%        2.27%
                                                  ---------------------------------------------------------------------------
      Total Segments                                   2.51%        2.41%        1.56%        1.93%        1.86%        1.97%
      Corporate, including certain charges           -50.89%        0.14%        0.31%       -2.01%       -0.32%       -0.43%
                                                  ---------------------------------------------------------------------------
      Total                                          -48.38%        2.55%        1.87%       -0.07%        1.54%        1.54%
                                                  ---------------------------------------------------------------------------
Capital & Leverage
      Tangible Equity to Managed Assets(1)             9.12%        9.17%        8.87%        8.62%        8.23%        7.82%
      Debt (net of overnight deposits)
        to Tangible Equity(1)                          7.32x        7.66x        8.06x        8.31x        8.41x        8.78x

      Number of Shares - Basic                                                                          260,629      261,142
      Number of Shares - Dilluted                                                                       264,265      262,697

Securitization Volume
      Commercial - Vendor                         $   673.2    $   735.8    $   484.7    $   851.5    $   652.1    $   730.7
      Commercial - Equipment                          364.0        488.0        407.7        453.0        444.3        473.5
      Consumer                                      1,688.7           --           --           --           --           --
                                                  ---------------------------------------------------------------------------
      Total                                       $ 2,725.9    $ 1,223.8    $   892.4    $ 1,304.5    $ 1,096.4    $ 1,204.2
                                                  ---------------------------------------------------------------------------

(1)   See Non-GAAP Disclosures

* Data as of or for the quarter ending, as applicable.

Non-GAAP Disclosures
(dollars in millions)

                                                   9/30/03      6/30/03      3/31/03     12/31/02      9/30/02      6/30/02
                                                  ----------------------------------------------------------------------------
Managed assets (1):
Finance receivables                               $30,342.6    $28,413.6    $28,654.6    $27,621.3    $28,459.0    $27,925.4
Operating lease equipment, net                      7,485.3      7,560.0      6,831.4      6,704.6      6,567.4      6,689.7
Finance receivables held for sale                   1,017.9      1,210.0      1,273.0      1,213.4      1,019.5        730.8
Equity and venture capital investments
  (included in other assets)                          313.9        325.4        334.3        335.4        341.7        362.5
                                                  ----------------------------------------------------------------------------
Total financing and leasing portfolio assets       39,159.7     37,509.0     37,093.3     35,874.7     36,387.6     35,708.4
      Securitized assets                           10,141.0     10,356.5     10,387.7     10,482.4     11,234.7     11,967.9
                                                  ----------------------------------------------------------------------------
Managed assets                                    $49,300.7    $47,865.5    $47,481.0    $46,357.1    $47,622.3    $47,676.3
                                                  ============================================================================

Earning assets(2):
Total financing and leasing portfolio assets      $39,159.7    $37,509.0    $37,093.3    $35,874.7    $36,387.6    $35,708.4
      Credit balances of factoring clients         (3,103.0)    (2,471.6)    (2,437.9)    (2,270.0)    (2,513.8)    (1,980.0)
                                                  ----------------------------------------------------------------------------
Earning assets                                    $36,056.7    $35,037.4    $34,655.4    $33,604.7    $33,873.8    $33,728.4
                                                  ============================================================================

Tangible stockholders' equity(3):
Total equity                                      $ 5,180.9    $ 5,057.6    $ 4,996.6    $ 4,870.7    $ 4,757.8    $ 4,514.3
      Other comprehensive loss relating
        to derivative financial instruments           106.9        122.1         92.6        118.3        120.5         43.2
      Unrealized (gain) loss on
        securitization investments                     (8.0)        (7.9)       (12.5)       (20.5)       (23.6)       (18.6)
      Goodwill                                       (388.7)      (389.8)      (384.4)      (384.4)      (384.4)      (384.4)
                                                  ----------------------------------------------------------------------------
Tangible common equity                              4,891.1      4,782.0      4,692.3      4,584.1      4,470.3      4,154.5
      Preferred capital securities                    255.9        256.4        256.8        257.2        257.7        258.1
                                                  ----------------------------------------------------------------------------
Tangible equity                                   $ 5,147.0    $ 5,038.4    $ 4,949.1    $ 4,841.3    $ 4,728.0    $ 4,412.6
                                                  ============================================================================

Debt, net of overnight deposits(4):
Total debt                                        $34,012.1    $32,430.8    $32,551.8    $31,681.3    $32,456.0    $32,623.1
      Overnight deposits                           (1,722.9)      (781.3)    (1,432.5)    (1,578.7)    (1,550.6)    (1,448.1)
      Preferred capital securities                   (255.9)          --           --           --           --           --
                                                  ----------------------------------------------------------------------------
Debt, net of overnight deposits                   $32,033.3    $31,649.5    $31,119.3    $30,102.6    $30,905.4    $31,175.0
                                                  ============================================================================

                                                   3/31/02      12/31/01      9/30/01      6/30/01     3/31/01      12/31/00
                                                  ----------------------------------------------------------------------------
Managed assets (1):
Finance receivables                               $26,297.7    $29,199.5    $30,881.2    $30,920.3    $33,332.1    $33,609.9
Operating lease equipment, net                      6,604.0      5,639.8      5,649.9      7,182.4      7,186.7      7,190.6
Finance receivables held for sale                     645.2      1,510.3      2,014.9      2,073.9      2,624.8      2,698.4
Equity and venture capital investments
  (included in other assets)                          352.2        338.2        342.2        336.2        309.4        285.8
                                                  ----------------------------------------------------------------------------
Total financing and leasing portfolio assets       33,899.1     36,687.8     38,888.2     40,512.8     43,453.0     43,784.7
      Securitized assets                           14,188.7     10,442.2     10,147.9     10,575.1     10,540.4     11,116.3
                                                  ----------------------------------------------------------------------------
Managed assets                                    $48,087.8    $47,130.0    $49,036.1    $51,087.9    $53,993.4    $54,901.0
                                                  ============================================================================

Earning assets(2):
Total financing and leasing portfolio assets      $33,899.1    $36,687.8    $38,888.2    $40,512.8    $43,453.0    $43,784.7
      Credit balances of factoring clients         (1,543.5)    (2,184.2)    (2,392.9)    (1,945.3)    (2,131.4)    (2,179.9)
                                                  ----------------------------------------------------------------------------
Earning assets                                    $32,355.6    $34,503.6    $36,495.3    $38,567.5    $41,321.6    $41,604.8
                                                  ============================================================================

Tangible stockholders' equity(3):
Total equity                                      $ 6,500.0    $10,852.3    $10,598.0    $10,225.6    $ 5,970.6    $ 6,007.2
      Other comprehensive loss relating
        to derivative financial instruments            32.9         52.7         63.4         18.3        165.2           --
      Unrealized (gain) loss on
        securitization investments                    (21.7)        13.9           --           --          0.2           --
      Goodwill                                     (2,383.4)    (6,857.1)    (6,569.5)    (6,101.7)    (1,942.1)    (1,964.6)
                                                  ----------------------------------------------------------------------------
Tangible common equity                              4,127.8      4,061.8      4,091.9      4,142.2      4,193.9      4,042.6
      Preferred capital securities                    258.6        259.0        260.0        260.0        250.0        250.0
                                                  ----------------------------------------------------------------------------
Tangible equity                                   $ 4,386.4    $ 4,320.8    $ 4,351.9    $ 4,402.2    $ 4,443.9    $ 4,292.6
                                                  ============================================================================

Debt, net of overnight deposits(4):
Total debt                                        $33,734.9    $33,729.6    $35,401.6    $36,758.7    $37,718.2    $37,965.1
      Overnight deposits                           (1,629.7)      (631.1)      (333.4)      (191.0)      (324.2)      (283.2)
      Preferred capital securities                       --           --           --           --           --           --
                                                  ----------------------------------------------------------------------------
Debt, net of overnight deposits                   $32,105.2    $33,098.5    $35,068.2    $36,567.7    $37,394.0    $37,681.9
                                                  ============================================================================

--------------------------------------------------------------------------------

Non-GAAP financial measures disclosed by management are meant to provide additional information and insight relative to trends in the business to investors and, in certain cases, to present financial information as measured by rating agencies and other users of financial information. These measures are not in accordance with, or a substitute for, GAAP and may be different from, or inconsistent with, non-GAAP financial measures used by other companies.

(1) Managed assets are utilized in certain credit and expense ratios. Securitized assets are included in managed assets because CIT retains certain credit risk and the servicing related to assets that are funded through securitizations.

(2) Earning assets are utilized in certain revenue and earnings ratios. Earning assets are net of credit balances of factoring clients. This net amount, which corresponds to amounts funded, is a basis for revenues earned.

(3) Tangible equity is utilized in leverage ratios, and is consistent with certain rating agency measurements. Other comprehensive losses and unrealized gains on securitization investments (both included in the separate component of equity) are excluded from the calculation, as these amounts are not necessarily indicative of amounts which will be realized.

(4) Debt, net of overnight deposits is utilized in certain leverage ratios. Overnight deposits are excluded from these calculations, as these amounts correspond to excess liquidity retained by the Company to pay debt. Overnight deposits are reflected in both debt and cash & cash equivalents.

--------------------------------------------------------------------------------

Impact of TCH Transactions
(dollars in millions)

                                                                       6/30/02         3/31/02      12/31/01     9/30/01     6/30/01
                                                                      --------------------------------------------------------------
Net Income, excluding TCH                                             $(1,993.5)     $(4,355.4)     $ 239.1     $ 181.3     $  (7.6)
Effect of TCH transactions, net of tax(5)                                (404.3)        (264.3)       (54.9)      (52.7)      (17.8)
                                                                      --------------------------------------------------------------
Net Income, GAAP basis                                                $(2,397.8)     $(4,619.7)     $ 184.2     $ 128.6     $ (25.4)
                                                                      ==============================================================
Profitability Ratios (Including effect of TCH transactions)
      Salaries & general operating expenses as a percentage of AMA        2.08%          2.00%        2.01%       2.15%       2.10%
      Efficiency Ratio                                                    39.5%          34.4%        31.0%       36.3%       48.6%
      Return on Average Tangible Common Equity (ROTE)                  (230.9)%       (447.7)%        18.1%       12.6%      (2.5)%
      Return on Average Managed Assets (ROMA)                          (20.97)%       (39.40)%        1.61%       1.05%     (0.20)%

(5) TCH was a wholly-owned subsidiary of a Tyco affiliate domiciled in Bermuda and was the holding company for the acquisition of CIT by Tyco, which included an outstanding loan from and related interest expense payable to an affiliate of Tyco. Immediately prior to the IPO of CIT on July 8, 2002, the prior activity of TCH (accumulated net deficit) was relieved via a capital contribution from Tyco. The consolidated financial statements of CIT were not impacted by TCH subsequent to June 30, 2002.

--------------------------------------------------------------------------------